EXHIBIT 10.1

AGREEMENT

AND

PLAN OF REORGANIZATION

OF

DLT RESOLUTION INC.

AND

UNION STRATEGIES INC.

(STOCK FOR STOCK EXCHANGE)

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THIS AGREEMENT is entered into as of the 24th day of January, 2020 by, and between

DLT RESOLUTION INC., a NEVADA corporation
(hereinafter "DLT RESOLUTION");

-And-

UNION STRATEGIES INC., an ONTARIO corporation
(hereinafter "UNION STRATEGIES").

R E C I T A L S:

DLT RESOLUTION desires to acquire ONE HUNDRED percent (100%) of the issued and outstanding common stock of UNION STRATEGIES. making UNION STRATEGIES, a subsidiary of DLT RESOLUTION, and owners of UNION STRATEGIES intend to exchange ONE HUNDRED percent (100%) of their shares in UNION STRATEGIES for shares of DLT RESOLUTION'S Common Stock, and the parties wish to agree to certain related terms and conditions, all as set forth herein;

NOW, THEREFORE, in consideration of the premises, mutual promises, covenants, terms and conditions contained herein and other good and valuable considerations, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties agree, warrant, represent and covenant to one another as follows:

1. Recitals. The above recitals are true, correct, and complete.

2. Plan of Reorganization (Exchange of Shares). It shall be the responsibility of UNION STRATEGIES to deliver, on the closing of this Agreement (the "Closing") or within 10 days following the "Closing Date" (defined herein), 100% of the issued and outstanding Common Stock in UNION STRATEGIES hereinafter the "UNION STRATEGIES SHARES," to be deemed, in exchange, effective the Closing Date, solely for 1,500,000 common stock and a further 1,000,000 common stock subject to “2. a) Milestones” below of DLT RESOLUTION's Common Stock, hereinafter the "DLT RESOLUTION SHARES" (on the basis of an exchange of shares) with this transaction intended to qualify as a tax-free reorganization under the current Internal Revenue Code, of the United States of America, and related sections thereunder, including any amendments.

a) Milestones for additional shares:

• 1,000,000 Shares on January 15, 2021 subject to USI achieving gross sales of no less than CAD $3,300,000 with CAD $250,000 of EBITDA.

There is a 14 month time limit and there is full acceleration to allow for full vesting as quickly as the milestones are reached. Share issuances will be issued under reliance of appropriate exemptions from registration with the Securities & Exchange Commission and will contain substantial resale restrictions.

b) Board of Directors -on closing DLT Resolution will appoint 2 nominees to sit on the UNION STRATEGIES INC.

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3. Delivery of Shares. On or within 10 days following the Closing, DLT RESOLUTION shall deliver a Certificate to UNION STRATEGIES as to the DLT RESOLUTION SHARES, to distribute, following the Closing, to the stockholders of UNION STRATEGIES (as determined by UNION STRATEGIES).

4. Representations of UNION STRATEGIES. UNION STRATEGIES hereby represents that, effective as of the date first written above and the Closing, the following representations in this Section are and will be true and correct, except as otherwise provided in any EXHIBIT:

a. the UNION STRATEGIES SHARES, to be delivered by the stockholders of UNION STRATEGIES INC., will constitute valid and legally issued shares of UNION STRATEGIES INC., be 100% of UNION STRATEGIES and such shares shall be fully paid, and non-assessable;

b. the UNION STRATEGIES SHARES are free of claims, liens or other encumbrances and the owners have the unqualified right to transfer such shares pursuant to the terms and conditions of this Agreement;

c. the stockholders of UNION STRATEGIES (as listed on the attached EXHIBIT herein and incorporated herein by reference), are owners of the issued and outstanding shares of common stock of UNION STRATEGIES, being the UNION STRATEGIES SHARES, and are "accredited investors," as such term is defined in Regulation D of the SEC;

d. the UNION STRATEGIES INC.SHARES represent 100% ownership interest in UNION STRATEGIES;

e. i) the attached financial statements for the period ending Dec 31, 2019 are a fair and accurate statement of the Company’s current financial position. and;

ii) UNION STRATEGIES will, no later than 80 days from the Closing Date, deliver to DLT RESOLUTION its most recent available audited, and prepared under US GAAP standards, financial statements (the financial statements and said statements are true, complete and accurate), audited, for fiscal 2018 and 2019 ending. As of the Closing there shall be no liabilities, either fixed, contingent, liquidated or unliquidated, not reflected in the attached financial statements. All financial statements: fairly and accurately reflect the financial condition of UNION STRATEGIES as of the dates thereof and the results of operations for the periods reflected therein, and were prepared in accordance with generally accepted accounting principles, consistently applied.

f. as of this date and Closing there is no pledge, lien, or security interest upon any of the assets of UNION STRATEGIES, and UNION STRATEGIES has no accrued liabilities, whether or not contingent, fixed or liquidated, except as disclosed herein or in its financial statements , and there will not be any negative material changes in the conditions of UNION STRATEGIES from this date, except changes arising in the ordinary course of business;

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g. UNION STRATEGIES is not involved in any litigation or governmental investigation or proceeding not reflected herein, and no written litigation, claims, assessments, or governmental investigation or proceeding is threatened in writing against UNION STRATEGIES;

h. UNION STRATEGIES is in good standing in the jurisdiction identified for UNION STRATEGIES above;

i. UNION STRATEGIES has and will file all governmental, tax or related returns and reports due or required to be filed;

j. except as may be disclosed herein or in any EXHIBIT hereto, UNION STRATEGIES has not been advised in writing of any material breach of any agreement to which it is a party;

k. UNION STRATEGIES's representations apply to any subsidiary corporations;

l. the corporate financial records, minute book, and other corporate documents and records of UNION STRATEGIES are available for review by officers or representatives of DLT RESOLUTION prior to the Closing, but, in any event, do not contain anything whatsoever contrary to this Agreement or that would be deemed by DLT RESOLUTION as material ;

m. the execution of this Agreement will not materially violate or breach any agreement, contract, or commitment to which UNION STRATEGIES, or its stockholders is/are a party, and this Agreement has been, or will be prior to the Closing, duly authorized by appropriate corporate action of UNION STRATEGIES;

n. UNION STRATEGIES shall not change the number of shares of any class authorized, issued or outstanding. All outstanding shares in UNION STRATEGIES have been duly authorized, validly issued, and are fully paid and non-assessable and there are no outstanding or presently authorized securities, warrants, options or other similar commitments of any nature not described herein;

o. attached hereto is a true complete and correct list of all record stockholders of UNION STRATEGIES and said list shall remain true, correct and complete up to the Closing;

p. as to the UNION STRATEGIES SHARES, DLT RESOLUTION will have good and marketable title to such shares, free and clear of all liens, claims, and encumbrances whatsoever, and such shares shall be validly issued, fully paid and non-assessable shares of common stock under law, except such shares will be unregistered and will be transferred in a non-public offering, or isolated, private transaction, in compliance with applicable Federal securities laws.

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q. the shareholders of UNION STRATEGIES recognize that there continued contribution is essential to the near term success of the Company and comprises significant value to the acquisition herein UNION STRATEGIES shareholders represent that they will not compete against the company and will continue to be fully committed to the company, providing a best efforts commitment to the continued growth and successful expansion, leveraging existing relationships to ensure short and long term growth and client loyalty to UNION STRATEGIES for a period of no less than 5 years as more fully described in the SERVICES contracts attached hereto. The UNION STRATEGIES principles will provide employment contracts and attach hereto in Exhibits.

r. as of the date of this Agreement, UNION STRATEGIES has, and at the Closing will have, disclosed all material events, conditions and facts materially affecting UNION STRATEGIES, and DLT RESOLUTION has not, and will not have as of the Closing Date, withheld disclosure of any material event, condition, matter, fact, or other information which has or may have a material adverse affect on UNION STRATEGIES or any subsidiary.

5. Representations of DLT RESOLUTION hereby represents that, effective as of the date first written above and the Closing, the following representations in this Section are and will be true and correct:

a. as of the Closing, the DLT RESOLUTION SHARES, to be delivered for the stockholders of UNION STRATEGIES, will constitute valid and legally issued, restricted (as described herein) shares of DLT RESOLUTION, and such shares shall be fully paid and non-assessable;

b. the President of DLT RESOLUTION is duly authorized to execute this Agreement, the Board of Directors of DLT RESOLUTION has, as of this date or by the Closing Date, approved this Agreement, and the execution hereof will not constitute a material breach of any agreement to which DLT RESOLUTION or any stockholder is a party or is otherwise bound;

c. DLT RESOLUTION has, or will, deliver to UNION STRATEGIES its most recent available financial statements and shall deliver all of its financial and other books and records (the financial statements are true, complete and accurate), and as of the Closing there shall be no liabilities, either fixed, contingent, liquidated or unliquidated, not reflected in the financial statements and the financial statements: (I) fairly and accurately reflect the financial condition of DLT RESOLUTION as of the dates hereof and the results of operations for the periods reflected therein, and (II) were prepared in accordance with generally accepted accounting principles, consistently applied. As of this date and Closing there is no pledge, lien, or security interest upon any of the assets of DLT RESOLUTION. At Closing, DLT RESOLUTION shall have no accrued liabilities, whether or not contingent, fixed or liquidated, except as disclosed herein or in its financial statements

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d. Working together, DLT RESOLUTION and UNION STRATEGIES will flush out a final expansion plan including new markets in the United States.

e. there shall not be any material adverse changes in the financial condition , or any change in the capitalization of DLT RESOLUTION,

f. DLT RESOLUTION is not involved in any pending litigation, claims or governmental investigations or proceedings, and there are no lawsuits, claims assessments, investigations, proceedings or similar matters threatened or contemplated against DLT RESOLUTION to the best knowledge of the management of DLT RESOLUTION except as disclosed herein or in its financial statements;

g. DLT RESOLUTION is duly organized, validly existing and in good standing under the laws of the jurisdiction identified above and is qualified to do business in every jurisdiction where such qualification is necessary and it has the corporate power to own its property and to carry on its business as now being conducted;

h. DLT RESOLUTION has filed, all material Federal, state, county and local income, excise, property and other tax returns, forms, and reports, which are due or required to be filed by DLT RESOLUTION or is in the process of so doing;

i. the capitalization of DLT RESOLUTION is 275,000,000 shares of authorized Common Stock, .001 par value per share, of which such number of said shares are approximately 21,000,000 issued and outstanding as of the date hereof, as reflected on the EXHIBIT hereto. DLT RESOLUTION shall not change the number of shares of any class authorized, issued or outstanding, except as of the Closing for the issuance of the UNION STRATEGIES INC.SHARES pursuant to this Agreement. All outstanding shares in DLT RESOLUTION have been duly authorized, validly issued, and are fully paid and non-assessable and there are no outstanding or presently authorized securities, warrants, options or other similar commitments of any nature not described herein or in the Company’s financial statements;

j. a true complete and correct list of all record stockholders of DLT RESOLUTION is attached hereto and said list shall remain true, correct and complete up to the Closing, prior to the issuance of stock to UNION STRATEGIES contemplated herein, and shall be certified by DLT RESOLUTION'S stock transfer agent;

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l. the stockholders of UNION STRATEGIES will have, upon issuance of the UNION STRATEGIES SHARES by DLT RESOLUTION contemplated herein on the Closing, good and marketable title to such shares, free and clear of all liens, claims, and encumbrances whatsoever, and such shares shall be validly issued, fully paid and non-assessable shares of common stock under Nevada law, except such shares will be unregistered and will be issued under exemption from Registration or in a non-public offering, or isolated, private transaction, in compliance with applicable Federal securities laws, and shall contain the standard U. S. Securities and Exchange Commission, Rule 144 or Reg D, Reg S or similar restricted legend as counsel deems required (except, notwithstanding anything herein, it is the obligation of UNION STRATEGIES to comply with its own state or jurisdictional laws for its stockholders to receive the shares hereunder).

m. as of the date of this Agreement, DLT RESOLUTION has, and at the Closing will have, disclosed all material events, conditions and facts materially affecting DLT RESOLUTION, and DLT RESOLUTION has not, and will not have as of the Closing Date, withheld disclosure of any material event, condition, matter, fact, or other information which has or may have a material adverse affect on DLT RESOLUTION;

n. DLT RESOLUTION trades on the OTC Markets under the symbol “DLTI” without any current known unusual restrictions or limitations in of its Common Stock.

6. Closing Date and Status. The "Closing" of this Agreement shall occur on the "Closing Date," which shall be the date of this Agreement or such date as the parties shall agree to in writing. The Closing shall take place by fax , email or at such place as the parties agree to in writing, with the applicable law relating to the Closing, to be that of the State of West Virginia (if for any reason a court in West Virginia shall not enforce this provision, then Michigan shall apply) for all purposes without reference to conflict of law principles, with no party or related person or associated person or professional to be subject to the law of any other jurisdiction or service of process as to any other jurisdiction.

7. Conditions Precedent to the Obligations of DLT RESOLUTION. All obligations of DLT RESOLUTION under this Agreement are subject to the fulfillment, prior to or as of the Closing, or such other date as the parties have agreed to in writing, of each of the following conditions precedent:

a. the representations by UNION STRATEGIES contained in this Agreement, or in any certificate or document delivered by UNION STRATEGIES pursuant to the provisions hereof, shall be true, correct and complete when made, and as of the Closing;

b. UNION STRATEGIES shall have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by UNION STRATEGIES on or before the Closing;

c. all instruments and documents, including EXHIBITS, attached hereto, and delivered to DLT RESOLUTION pursuant to the provisions hereof, will be true, correct and complete;

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d. UNION STRATEGIES is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

e. UNION STRATEGIES has the corporate power to carry on its business, as now being conducted, and is duly qualified to do business in any jurisdiction where so required;

f. this Agreement has been duly authorized, executed and delivered by UNION STRATEGIES and is a valid and binding obligation of UNION STRATEGIES enforceable in accordance with its terms;

g. UNION STRATEGIES, through its Board of Directors, has taken all corporate action necessary for the performance of all of its obligations under this Agreement; and

h. the documents executed and delivered to DLT RESOLUTION are valid and binding in accordance with their terms and, in respect of stock certificates, as to the UNION STRATEGIES SHARES to be transferred to DLT RESOLUTION, and vest in DLT RESOLUTION all rights, title and interest in and to the shares.

8. Conditions Precedent to the Obligations of UNION STRATEGIES All obligations of UNION STRATEGIES under this Agreement are subject to the fulfillment, prior to or on the Closing, or such other date as the parties have agreed to in writing, of each of the following conditions precedent:

a. the representations by DLT RESOLUTION contained in this Agreement or in any certificate or document delivered by DLT Resolution pursuant to the provisions hereof, shall be true, correct and complete when made, and at and as of the time of Closing as though such representations and warranties were made at and as of such time;

b. DLT RESOLUTION shall have performed and complied with its covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to, following or at the Closing, including the delivery of the DLT RESOLUTION STOCK when required hereunder;

c. UNION STRATEGIES is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

d. this Agreement has been duly executed and delivered by DLT RESOLUTION;

e. the share certificates to be executed and delivered (DLT RESOLUTION SHARES) to the UNION STRATEGIES stockholders hereunder vest in them all of the right, title and interest in the stock and said stock is duly and validly issued, fully paid and non-assessable subject to 2. a) above;

f. DLT RESOLUTION shall have executed and delivered to UNION STRATEGIES the documents under EXHIBITS to be executed and delivered by DLT RESOLUTION; and

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9. Indemnification. As to each of DLT RESOLUTION and UNION STRATEGIES INC., each party to this Agreement shall indemnify and hold harmless each other party at all times after the date of this Agreement against and in respect of any liability, damage, deficiency, action, suit, proceeding, demand, assessment, judgment, cost and expense, including attorney's fees, resulting from any misrepresentation, breach of promise or nonfulfillment of any agreement on the part of any such party under this Agreement.

10. Nature and Survival Representations. All representations made by the parties in this Agreement shall survive the Closing, and the parties are carrying out the provisions of this Agreement in reliance solely on the representations, covenants and agreements contained in this Agreement, or made in writing at the Closing of the transaction herein provided for, and not upon any investigation which any such party may have made, or any representation, warranty, agreement, promise or information, written or oral, made by another person or firm other than as specifically set forth herein or in the EXHIBITS delivered in connection with this Agreement.

11. Documents at Closing. At Closing, in addition to what is required elsewhere herein, all EXHIBITS attached hereto, and the signature page hereto, shall be executed and or initialed, delivered by all appropriate parties, except the parties shall have such additional days as identified herein to perform as expressly provided herein, in which case such provision herein providing additional time beyond the Closing Date shall control notwithstanding anything to the contrary (provided, however, it shall be deemed that the Closing of this Agreement occurred on the Closing Date).

12. Miscellaneous Provisions.

A. Gender. Wherever the context shall require, all words herein in the masculine gender shall be deemed to include the feminine or neuter gender, all singular words shall include the plural, and all plural shall include the singular.

B. Severability. If any provision hereof is deemed unenforceable by a court of competent jurisdiction, the remainder of this Agreement, and the application of such provision in other circumstances shall not be affected thereby.

C. Further Cooperation. From and after the date of this Agreement, each of the parties hereto agrees to execute whatever additional reasonable documentation or instruments as are necessary to carry out the intent and purposes of this Agreement or to comply with any law.

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D. Waiver. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the waiving party. The failure of any party at any time to insist upon strict performance of any condition, promise, agreement or understanding set forth herein, shall not be construed as a waiver or relinquishment of any other condition, promise, agreement or understanding set forth herein or of the right to insist upon strict performance of such waived condition, promise, agreement or understanding at any other time.

E. Expenses. Each party shall bear all expenses incurred by each such party in connection with this Agreement and in the consummation of the transactions contemplated hereby and in preparation thereof.

F. Amendment. This Agreement may only be amended or modified at any time, and from time to time, in writing, executed by the parties hereto.

G. Captions. Captions herein are for the convenience of the parties and shall not affect the interpretation of this Agreement.

H. Counterpart Execution and Fax. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and may be executed by fax.

I. Assignment. This Agreement is not assignable.

J. Parties in Interest. Provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and, their heirs, executors, administrators, other permitted successors and assigns, if any. Nothing contained in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this agreement, nor shall any provision give any third persons any right of subrogation or action against, any party to this Agreement.

K. Entire Agreement. This Agreement and the EXHIBITS attached hereto constitute the entire agreement and understanding of the parties on the subject matter hereof and supersede all prior agreements and understandings.

L. Construction. This Agreement shall be governed by the laws of the State of West Virginia without reference to conflict of laws and the venue for any action, claim or dispute in respect of this Agreement shall be such court of competent jurisdiction as is located in West Virginia , U.S.A. (if, for any reason a court fails to accept jurisdiction in West Virginia, then Michigan shall apply). The parties agree and acknowledge that each has reviewed this Agreement and the normal rule of construction that agreements are to be construed against the drafting party shall not apply in respect of this Agreement given the parties have mutually negotiated and drafted this Agreement.

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M. Cooperation. The parties hereto agree to cooperate with one another in respect of this Agreement, including reviewing and executing any document necessary for the performance of this Agreement, to comply with law or as reasonably requested by any party hereto, or legal counsel to any party hereto.

N. Independent Legal Counsel. The parties hereto agree that (I) each has retained independent legal counsel as confirmed in writing in connection with the negotiation, preparation and execution of this Agreement, (II) each has been advised of the importance of retaining legal counsel, and (III) by the execution of this Agreement, each party who has not retained independent legal counsel acknowledges having waived such right.

The parties have executed this Agreement as of the date first written above.

DLT RESOLUTION INC.

By: /s/

Its: President & Chief Executive Officer

UNION STRATEGIES INC.

By: /s/

Its: Chief Executive Officer

UNION STRATEGIES INC.

By: /s/

Its: Sole Shareholder

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